UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: October 27, 2006
(Date of Earliest Event Reported)

AMERICAN COMMERCIAL LINES INC.
(Exact Name of Registrant as Specified in its Charter)

Delaware	000-51562	73-3177794
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer Identification
Incorporation)		Number)

1701 East Market Street, Jeffersonville, Indiana 47130
(Address of principal executive offices) (Zip Code)
(812) 288-0100
(Registrant’s telephone number, including area code)
NOT APPLICABLE
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d- 2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e- 4(c))

Item 2.01. Completion of Acquisition or Disposition of Assets.
On October 27, 2006, American Commercial Lines Inc. (the “Company”) closed the previously announced sale of its interests in ACBL Venezuela, LTD and GMS Venezuela, C.A (the “Venezuelan Operations”). The sale results in the divestiture of the Company’s barge, towboat and related assets used to provide barging services on the Orinoco River in Venezuela. The sales proceeds were approximately thirty-two million United States dollars (US $32,000,000), subject to post-closing adjustments. The ownership interests were sold by the Company’s wholly owned subsidiary, American Commercial Lines International LLC, to Messrs. Luis Manuel Villa Briceño, Roberto J. Wellisch, Theodoros Pascalides and Oscar Gimenez (collectively, the “Purchasers”). Prior to this transaction, two of the Purchasers held a less than 2% stake each in the Venezuelan Operations and, pursuant to the transaction, each purchased approximately 15.5% of the Venezuelan Operations. Neither the Company nor any of its affiliates have any material relationships with any of the Purchasers, and the purchase price for the sale of the Venezuelan Operations was determined through arms’ length negotiations.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.
(b) Pro Forma Financial Information
The following unaudited, proforma condensed, consolidated financial statements are based on the historical financial statements of American Commercial Lines Inc. and are adjusted to give effect to the October 27, 2006 disposal of the Company’s operations in Venezuela. The unaudited proforma statements of operations for the six months ended June 30, 2006 and the twelve months ended December 31, 2005 give effect to the disposition as if it occurred on January 1, 2006 and 2005, respectively. The unaudited balance sheet as of June 30, 2006 gives effect to the disposition as if it had occurred on that date. Proforma statements of operations for the Company’s predecessor company are not included prior to the Company’s reorganization as they are not considered meaningful.

American Commercial Lines Inc.
Proforma Balance Sheet
as of June 30, 2006

	ACLI	Venzuelan	Net	Proforma
(Unaudited)	as	Businesses	Before	Debt
(In thousands)	Reported	Sold	Adjustment	Reduction (1)	Proforma

ASSETS
CURRENT ASSETS
Cash and Cash Equivalents	$11,808	$4,260	$7,548		$7,548
Accounts Receivable, Net	106,700	6,092	100,608		100,608
Inventory	65,891	1,607	64,284		64,284
Deferred Tax Asset	2,918		2,918		2,918
Other Current Assets	28,057	1,102	26,955		26,955

Total Current Assets	215,374	13,061	202,313		202,313
PROPERTIES-NET	446,702	10,549	436,153		436,153
INVESTMENT IN EQUITY INVESTEES	5,279	2,040	3,239		3,239
OTHER ASSETS	14,479	62	14,417		14,417

Total Assets	$681,834	$25,712	$656,122		$656,122

LIABILITIES
CURRENT LIABILITIES
Accounts Payable	$32,168	$338	$31,830		$31,830
Accrued Payroll and Fringe Benefits	20,705		20,705		20,705
Deferred Revenue	22,331		22,331		22,331
Accrued Claims and Insurance Premiums	11,916		11,916		11,916
Accrued Interest	5,204		5,204		5,204
Customer Deposits	11,562		11,562		11,562
Other Liabilities	32,637	926	31,711		31,711

Total Current Liabilities	136,523	1,264	135,259		135,259
LONG TERM DEBT	214,800		214,800	20,058	194,742
PENSION LIABILITY	19,250		19,250		19,250
DEFERRED TAX LIABILITY	9,813		9,813		9,813
OTHER LONG TERM LIABILITIES	15,429	4,390	11,039		11,039

Total Liabilities	395,815	5,654	390,161	20,058	370,103

STOCKHOLDERS’ EQUITY
Common stock; authorized 125,000,000 shares at $.01 par value; 30,835,770 shares issued and outstanding as of June 30, 2006	308		308		308
Treasury Stock 83,145 shares at June 30, 2006	(3,018)		(3,018)		(3,018)
Other Capital	253,918		253,918		253,918
Retained Earnings	40,665	20,058	20,607	(20,058)	40,665
Accumulated Other Comprehensive Loss	(5,854)		(5,854)		(5,854)

Total Stockholders’ Equity	286,019	20,058	265,961	(20,058)	286,019

Total Liabilities and Stockholders’ Equity	$681,834	$25,712	$656,122	$—	$656,122

Note to Pro-forma Balance Sheet as of June 30, 2006

(1)	The gain on the transaction is not as yet determinable, as it is subject to post-closing adjustments, therefore, only the net book value of the Venezualan business assets was included as a pro-forma reduction of Long Term Debt

American Commercial Lines Inc.
Proforma Income Statement
Six months ended June 30, 2006

	ACL	Venezuelan	Net
(Unaudited)	as	Business	Before	Proforma
(In thousands, except shares and per share amounts)	Reported	Sold	Adjustment	adjustment (1)	Proforma

REVENUE	$416,630	$6,531	$410,099		$410,099
OPERATING EXPENSE
Materials, Supplies and Other	139,872	3,442	136,430		136,430
Rent	11,324	625	10,699		10,699
Labor and Fringe Benefits	70,364	2,277	68,087		68,087
Fuel	76,319	214	76,105		76,105
Depreciation and Amortization	24,375	935	23,440		23,440
Fuel User Tax	8,756		8,756		8,756
Selling, General & Administrative	32,290	786	31,504		31,504

Total Operating Expenses	363,300	8,279	355,021		355,021

OPERATING INCOME	53,330	(1,748)	55,078		55,078
OTHER EXPENSE (INCOME)
Interest Expense	9,758		9,758	597	9,161
Other, Net	(2,574)	(134)	(2,440)		(2,440)

Total Other Expenses	7,184	(134)	7,318	597	6,721

INCOME (LOSS) FROM CONTINUING OPERATIONS BEFORE INCOME TAXES	46,146	(1,614)	47,760	597	48,357
INCOME TAXES	17,169	(846)	18,015	225	18,240

INCOME (LOSS) FROM CONTINUING OPERATIONS	28,977	(768)	29,745	372	30,117

WEIGHTED AVERAGE SHARES OUTSTANDING:
BASIC	30,295,327	30,295,327	30,295,327	30,295,327	30,295,327
DILUTED	31,322,445	31,322,445	31,322,445	31,322,445	31,322,445
EARNINGS PER SHARE FROM CONTINUING OPERATIONS:
BASIC	$0.96	$(0.03)	$0.98	$0.01	$0.99
DILUTED	$0.93	$(0.02)	$0.95	$0.01	$0.96
Note to Pro-forma Income Statement for the Six Months Ended June 30, 2006

(1)	Assumes long term debt reduced on first day of the period by the net book value of Venezuelan businesses sold at weighted average interest rate of 5.95% per annum.

American Commercial Lines Inc.
Proforma Income Statement
Year ended December 31, 2005

	ACL	Venezuelan	Net
(Unaudited)	as	Business	Before	Proforma
(In thousands, except shares and per share amounts)	Reported	Sold	Adjustment	Adjustment (1)	Proforma

REVENUE	$741,370	$23,629	$717,741		$717,741

OPERATING EXPENSE
Materials, Supplies and Other	291,002	7,422	283,580		283,580
Rent	21,797	1,537	20,260		20,260
Labor and Fringe Benefits	126,337	4,455	121,882		121,882
Fuel	127,314	420	126,894		126,894
Depreciation and Amortization	49,121	1,891	47,230		47,230
Taxes, Other Than Income Taxes	16,964		16,964		16,964
Selling, General & Administrative	52,733	3,951	48,782		48,782

Total Operating Expenses	685,268	19,676	665,592		665,592

OPERATING INCOME	56,102	3,953	52,149	—	52,149

OTHER EXPENSE (INCOME)
Interest Expense	43,322		43,322	1,111	42,211
Other, Net	(6,763)	(377)	(6,386)		(6,386)

	36,559	(377)	36,936	1,111	35,825

INCOME (LOSS) BEFORE REORGANIZATION ITEMS, FRESH START ADJUSTMENTS, INCOME TAXES AND EXTRAORDINARY ITEM	19,543	4,330	15,213	1,111	16,324

INCOME (LOSS) BEFORE INCOME TAXES AND EXTRAORDINARY ITEM	19,543	4,330	15,213	1,111	16,324

INCOME TAXES	7,730	2,143	5,587	419	6,006

INCOME (LOSS) BEFORE EXTRAORDINARY ITEM	11,813	2,187	9,626	692	10,318

EXTRAORDINARY ITEM — GAIN ON DISCHARGE OF DEBT	—

NET INCOME (LOSS)	$11,813	$2,187	$9,626	$692	$10,318

WEIGHTED AVERAGE SHARE OUTSTANDING:
BASIC	23,797,109	23,797,109	23,797,109	23,797,109	23,797,109
DILUTED	24,623,937	24,623,937	24,623,937	24,623,937	24,623,937

EARNINGS PER SHARE:
BASIC	$0.50	$0.09	$0.40	$0.03	$0.43
DILUTED	$0.48	$0.09	$0.39	$0.03	$0.42
Note to Pro-forma Income Statement for the Year Ended December 31, 2005

(1)	Assumes long term debt reduced on first day of the period by the net book value of Venezuelan businesses sold at weighted average interest rate of 5.54% per annum.

(d) Exhibits.

Exhibit
Number	Description

99.1	Press release, dated October 27, 2006, issued by American Commercial Lines Inc.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMERICAN COMMERCIAL LINES INC. (REGISTRANT)
	By:	/s/ Larry M. Cuculic
Larry M. Cuculic
Dated: November 2, 2006		Vice President, Legal

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Press release, dated October 27, 2006, issued by American Commercial Lines Inc.